UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 10, 2025, RF Industries, Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at 300 Interpace Parkway, Parsippany, New Jersey 07054. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 29, 2025 (as amended, the “Proxy Statement”). At the Annual Meeting, 7,763,712 shares, or approximately 72.72% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, the number of votes cast for 1 year, 2 years or 3 years with respect to Proposal 2, and, if applicable, abstentions and broker non-votes with respect to each matter.

●	Proposal 1: to elect Sheryl Cefali and Robert Dawson to the Company’s Board of Directors as Class III directors, for a three-year term expiring at the 2028 Annual Meeting;

●	Proposal 2: a non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

●	Proposal 3: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

●	Proposal 4: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025.

Voting Results

Proposal 1: Sheryl Cefali and Robert Dawson were elected as directors on the following vote:

●	Sheryl Cefali was elected with 4,761,792 “FOR” votes and 312,249 “WITHHELD” votes;

●	Robert Dawson was elected with 4,762,973 “FOR” votes and 311,068 “WITHHELD” votes.

In addition, there were 2,689,671 broker non-votes in connection with this proposal.

Proposal 2: For the advisory vote on the frequency of the advisory votes on the compensation of our named executive officers, the voting was 4,554,320 votes for 1 year, 19,594 votes for 2 years, and 365,535 votes for 3 years. In addition, 134,592 shares abstained from voting on this proposal.

Based on these results, and consistent with the Company’s Board of Directors’ recommendation to the Company’s stockholders, the Company intends to continue to hold an advisory vote on executive compensation every year until the next vote on the frequency of advisory votes on the compensation of named executive officers.

Proposal 3: This proposal was approved with 4,761,675 “FOR” votes, 168,877 “AGAINST” votes and 143,489 “ABSTAIN” votes. There were 2,689,671 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 7,463,431 “FOR” votes, 7,192 “AGAINST” votes and 293,089 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF INDUSTRIES, LTD.

September 12, 2025	By:	/s/ Robert Dawson
Robert Dawson President and Chief Executive Officer